Exhibit 10.10

                                         Amendment No. 2 to
                               December 16, 1996 Employment Agreement


         AGREEMENT made this 7th day of March 2002 between CONMED Corporation and Eugene R. Corasanti as follows:

         WHEREAS, CONMED Corporation and Eugene R. Corasanti have agreed to extend his Employment Contract under the same terms and conditions for an additional five (5) year period running from January 1, 2002.

         NOW, THEREFORE, in consideration of One Dollar and all other good and valuable consideration the parties hereto do hereby agree as follows:

         The Employment Contract of Eugene R. Corasanti is hereby extended for a period of five (5) years from January 1, 2002 to December 31, 2006 upon the same terms and conditions as set forth in his prior Employment Contract.

                                                         CONMED CORPORATION

___________________________________                  By: _______________________
Eugene Corasanti